EXHIBIT 99
                        Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  May 9, 2006
Issuer & Symbol:               CB Richard Ellis Group, Inc. (CBG)
Address of each Reporting Person for this Form 4:
   909 Montgomery Street, Suite 400, San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:  10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

May 10, 2006

RICHARD C. BLUM & ASSOCIATES, INC.      BLUM CAPITAL PARTNERS, L.P.
                                        By: Richard C. Blum & Associates, Inc.,
                                            its general partner

By:  /s/ Gregory D. Hitchan             By: /s/ Gregory D. Hitchan
     -----------------------              -------------------------
     Gregory D. Hitchan                    Gregory D. Hitchan
     Partner, General Counsel and          Partner, General Counsel and
     Secretary                             Secretary


BLUM STRATEGIC GP, L.L.C.               BLUM STRATEGIC PARTNERS, L.P.
                                        By:  BLUM STRATEGIC GP, L.L.C.,
                                              its general partner



By:  /s/ Gregory D. Hitchan             By:  /s/ Gregory D. Hitchan
     -----------------------                ---------------------------
     Gregory D. Hitchan,                     Gregory D. Hitchan,
     Member and General Counsel              Member and General Counsel


BLUM STRATEGIC GP II, L.L.C.            BLUM STRATEGIC PARTNERS II, L.P.
                                        By:  BLUM STRATEGIC GP II, L.L.C.,
                                              its general partner



By:  /s/ Gregory D. Hitchan             By:  /s/ Gregory D. Hitchan
     -----------------------                ---------------------------
     Gregory D. Hitchan,                     Gregory D. Hitchan,
     Member and General Counsel              Member and General Counsel



BLUM STRATEGIC PARTNERS II GMBH & CO. KG
By:  BLUM STRATEGIC GP II, L.L.C.,
     its managing limited partner



By:  /s/ Gregory D. Hitchan
     ------------------------------
     Gregory D. Hitchan, Member and General Counsel